EXHIBIT 99





CUSIP No. 886405109


                             JOINT FILING STATEMENT
                          PURSUANT TO RULE 13d-1(k)(1)

     The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each will be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein, but will not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated:  May 17, 2005

                                  IMPACT INTERNATIONAL, L.L.C.

                                  By:  Ramiiilaj, A Limited Partnership, Manager

                                       By:  Hefner Investment Company,
                                            General Partner

                                            By:  ROBERT S. MAY
                                                 Robert S. May, Vice President


                                  RAMIIILAJ, A LIMITED PARTNERSHIP

                                  By:  Hefner Investment Company,
                                       General Partner

                                       By:  ROBERT S. MAY
                                            Robert S. May, Vice President


                                  HEFNER INVESTMENT COMPANY,
                                  General Partner

                                  By:  ROBERT S. MAY
                                       Robert S. May, Vice President


                                  ROBERT A. HEFNER III
                                  Robert A. Hefner III


                                  ROBERT S. MAY
                                  Robert S. May